EXHIBIT 99.1



                           RESIGNATION AS A DIRECTOR
                                       OF
                                 SOLAR3D, INC.
                             A Delaware Corporation





         I hereby resign as a director of Solar3D, Inc., a Delaware corporation, for personal reasons, effective February 19, 2014. I have enjoyed my tenure on the Board and remain available to consult with the company and to support the execution of its business plan.


                                        /s/ Mark J. Richardson
                                        --------------------------------------
                                        Mark J. Richardson, resigning Director